Registration Nos. 333-90085


                                                                       811-09679

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                                                                     ---

                         PRE-EFFECTIVE AMENDMENT NO.
                                                     ----            ---
                         POST-EFFECTIVE AMENDMENT NO. 6               X
                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                     ---
                                 AMENDMENT NO. 7                      X

                        (Check appropriate box or boxes)

                                LEND LEASE FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301
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                    (Address of Principal Executive Offices)

                             Constance Dye Shannon
                            UMB Fund Services, Inc.
                        803 West Michigan Street, Suite A
                           Milwaukee, Wisconsin 53233

                                    Copy to:
                            Elizabeth Shea Fries, PC
                              Goodwin Procter LLP
                                 Exchange Place
                              Boston, MA 02109-2881
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                    (Name and Address of Agent for Service)

 As soon as practicable after the effective date of this Registration Statement
--------------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

      Immediately upon filing pursuant to     X   On June 1, 2004 pursuant
---   paragraph (b)                          ---  to paragraph (b)

      60 days after filing pursuant to            On (date) pursuant to
---   paragraph (a)(1)                       ---  paragraph (a)(1)

      75 days after filing pursuant to            On (date) pursuant to
---   (a)(2) of Rule 485                     ---  paragraph (a)(2) of Rule 485


If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a
---   previously filed post-effective amendment.

                                  May 31, 2004


                                   Prospectus
                                   Lend Lease

                        U.S. Real Estate Securities Fund

                                     [LOGO]
                       Lend Lease Real Estate Investments

                                   Lend Lease
                             REAL ESTATE INVESTMENTS

                                LEND LEASE FUNDS

                           LEND LEASE U.S. REAL ESTATE
                                 SECURITIES FUND




                           CLASS K AND CLASS Y SHARES

                        ------------------------------

                                   PROSPECTUS


                                  MAY 31, 2004


   The Securities and Exchange Commission (the "SEC" or "Commission") has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                            PAGE


KEY INFORMATION ABOUT LEND LEASE FUNDS.......................................1

LEND LEASE U.S. REAL ESTATE SECURITIES FUND..................................2
      Investment Objective...................................................2
      Principal Investment Strategy..........................................2
      Principal Risk Factors.................................................3

FUND PERFORMANCE.............................................................5

FEES AND EXPENSES OF THE FUND................................................7
      Shareholder Fees (Fees Paid Directly from Your Investment).............7
      Fees and Expenses......................................................7
      Example................................................................8

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES........................9
      Companies Principally Engaged in the U.S. Real Estate Industry.........9
      Mortgage and Hybrid REITs..............................................9
      REOCs.................................................................10
      Restricted Securities.................................................10
      Temporary Defensive Investing.........................................10
      Cash Position.........................................................10

INVESTMENT MANAGEMENT.......................................................11
      Lend Lease Real Estate Investments, Inc...............................11
      Lend Lease Rosen Real Estate Securities LLC...........................11
      Portfolio Manager.....................................................12

BUYING AND SELLING SHARES...................................................13
      Before You Invest.....................................................13
      Distribution and Service Fees-- Class K Shares (12b-1 Plan)...........15
      How to Purchase Shares................................................15
      To Open an Account....................................................16
      To Add to an Existing Account.........................................17
      Customer Identification Program.......................................18
      Additional Purchase Information.......................................18
      How to Sell Shares....................................................19
      Additional Redemption Provisions......................................20
      Making Changes to Your Account........................................23

SPECIAL FEATURES AND SERVICES...............................................24
      Retirement Account Options............................................24
      ACH Transactions......................................................24
      Automated Telephone Service...........................................25
      Automatic Investment Plan (AIP) (Class K Shares Only).................25

OTHER SHAREHOLDER INFORMATION...............................................25
      Shareholder Communications............................................25
      Transactions through Financial Services Agents and Sub-Agents.........26

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................27
      Dividends and Distributions...........................................27
      Taxes.................................................................28

FINANCIAL HIGHLIGHTS........................................................30

KEY INFORMATION ABOUT LEND LEASE FUNDS

This Prospectus contains important information for anyone interested in investing in the Class K or Class Y shares of Lend Lease U.S. Real Estate Securities Fund (the "Fund"), a series of Lend Lease Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

LEND LEASE U.S. REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE
The Fund's objective is total return from a combination of dividend income and long-term growth. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing at least 85% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The Fund will provide shareholders 60 days' notice prior to any change in this policy.

Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), the Fund's sub-adviser, manages the Fund's day to day investment activity. The process of selecting portfolio positions is a two-part process involving both an analysis of property sectors (a top-down approach) and an analysis of individual companies within the selected property sectors (a bottom-up approach).


First, the top-down process is used to identify promising investments in the U.S. real estate market by property type. In conducting this analysis, Lend Lease Rosen relies on proprietary real estate transaction databases, supply and demand forecasts for various property types such as residential, commercial and industrial real estate and local market intelligence from an extensive network of contacts around the country engaged in various aspects of the real estate industry and its own subjective views for the market for real estate and real estate securities. The Fund ordinarily expects to be invested in at least four property types within the real estate market but, if conditions warrant, may focus its investments more narrowly. The property types identified through the top-down process yield a universe of companies from which Lend Lease Rosen then selects Fund investments. Lend Lease Rosen evaluates potential investments based on a variety of factors including overall investment strategy, strength of company management, fundamental analysis of financial statements and yields.

A substantial portion of the Fund's portfolio at any given time may be invested in real estate investment trusts ("REITs"). Furthermore, the Fund expects under normal circumstances to invest principally in what are known as "equity REITs". An equity REIT owns or leases real estate and realizes a return on its holdings primarily from rental income although it may also realize gains (or losses) by selling properties in its portfolio. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.

o REITs invest shareholder capital in real estate-related loans, interests or securities. A REIT generally is not taxed on income distributed to shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. As a consequence, REITs generally focus on income-producing real estate investments.


      The Fund expects its investments to be primarily in companies contained in the Wilshire REIT Index (the "Wilshire Index") having market capitalizations that fall in the upper two thirds of the range of market capitalizations represented in the Wilshire Index. These companies include those with large, medium and small capitalizations.


o The Wilshire Index is an unmanaged securities index designed to measure the performance of U.S. publicly traded REITs. The composition of the Wilshire Index is determined by Wilshire Associates Incorporated and includes REITs representing a variety of property types. The Wilshire Index currently consists entirely of equity REITs. As of March 31, 2004, 89 securities were included in the Wilshire Index, with a total market capitalization of approximately $202 billion.


Under normal market circumstances, the Fund's portfolio turnover is anticipated to be low, not exceeding 80% per year.

PRINCIPAL RISK FACTORS
The principal risks of investing in the Fund are the risks generally associated with investing in stocks and the risks specific to investing in the real estate industry. Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. The Fund's share price will fluctuate, and it is possible to lose money by investing in the Fund.

o Risks of Investing in Stocks. A company's stock price may fluctuate due to circumstances unique to that company. For example, a company's business prospects may affect its stock price. If investors believe the company's business prospects are good, they will generally be willing to pay higher prices for its stock. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. A stock's price will also tend to rise and fall as a result of investors' perceptions of the market as a whole. In other words, if the stock market drops in value, the value of the Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The share prices of stock issued by medium capitalization issuers will generally fluctuate more than those of large capitalization issuers, and the share prices of small capitalization issuers will generally fluctuate more than those of medium and large capitalization issuers. To the extent the Fund invests in small and medium capitalization issuers, the Fund's share price may be more volatile than if the Fund restricted its portfolio to large capitalization issuers.

o Risks of the Real Estate Industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

o Risks of REITs. REITs are dependent upon specialized management skills. They also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Furthermore, some REITs have relatively small market capitalizations, which tends to increase the volatility of their securities.


o Industry Concentration. Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the Fund's investment approach, the Fund's gains may not be as big or its losses may be bigger than those of other equity funds investing in different industries or using different investment approaches.

o Non-diversified Status. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). This means that, compared with "diversified" funds, it may invest a relatively greater portion of its assets in any single issuer. As a result, the Fund may be more susceptible to negative developments affecting a single issuer.


FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The chart and table assume that all dividend and capital gain distributions have been reinvested. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              ANNUAL TOTAL RETURNS
                                    (CLASS K)



[BAR CHART]

2003            32.47%
2002             4.74%
2001            10.88%

Best Quarter (2nd Quarter 2003):           10.49%
Worst Quarter (3rd Quarter 2002):          -7.39%
Most Recent Quarter (Jan. - Mar. 2004):    11.64%

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2003)

                                                            (Inception: 2/16/00)
                                                             ------------------
                                                    1 year      Life of Fund
CLASS K
Return Before Taxes                                  32.47%        20.37%
Return After Taxes on Distributions                  30.48%        17.97%

Return After Taxes on Distributions and
Sale of Fund Shares                                  21.05%        16.22%

CLASS Y
Return Before Taxes                                  33.14%        20.82%

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S&P 500(R)Index                                       28.68%       -4.39%
(reflects no deductions for fees,
expenses or taxes)

Wilshire REIT Index                                  36.19%        20.89%
(reflects no deductions for fees,
expenses or taxes)


The Standard & Poor's 500(R) Index (S&P 500) is an unmanaged index of common stocks generally considered to be representative of broad U.S. stock market performance.


The Wilshire REIT Index is an unmanaged index designed to measure the performance of U.S. publicly traded REITs. The returns of the Wilshire REIT Index are shown to allow comparison of the Fund's performance to the returns of an index of securities similar to those in which the Fund invests.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class K and Class Y shares in this Prospectus. After-tax returns are shown for only the Class K shares of the Fund. After-tax returns for the Class Y shares will vary from those of the Class K shares.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

CLASS K AND CLASS Y SHARES
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)             None
Maximum Deferred Sales Charge (Load)                  None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other
  Distributions                                       None
Redemption Fee                                        None*
Exchange Fee                                          None

* A $10 fee will be deducted from the redemption proceeds distributed by wire transfer. A $15 fee will be deducted from the redemption proceeds sent via overnight delivery.


FEES AND EXPENSES

CLASS K SHARES
Annual Fund Operating Expenses (expenses deducted from Fund
assets)
Management Fee*                                         0.80%
Distribution and Service (12b-1) Fees                   0.25%

Other Expenses                                          1.18%
Total Annual Fund Operating Expenses**                  2.23%
Fee Waivers and/or Expense Reimbursement                0.98%

Net Expenses                                            1.25%

* The Management Fee includes fees paid to Lend Lease Real Estate Investments, Inc., the Fund's investment adviser (the "Adviser") and Lend Lease Rosen.


** The Adviser and Lend Lease Rosen have contractually agreed to limit the Total Annual Fund Operating Expenses of Class K shares to 1.25% through January 31, 2005, subject to later reimbursement by the Fund in certain circumstances. After January 31, 2005, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing expense limitation is not renewed, the Adviser will limit Class K shares' Total Annual Fund Operating Expenses to 2.25% through January 31, 2011.

CLASS Y SHARES
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee*                                         0.80%
Distribution and Service (12b-1) Fees                   None

Other Expenses                                          1.26%
Total Annual Fund Operating Expenses**                  2.06%
Fee Waiver and/or Expense Reimbursement                 1.09%

Net Expenses                                            0.97%

* The Management Fee includes the fees paid to both the Adviser and Lend Lease Rosen.


** The Adviser and Lend Lease Rosen have contractually agreed to limit the Total Annual Fund Operating Expenses of Class Y shares to 0.97% through January 31, 2005, subject to later reimbursement by the Fund in certain circumstances. After January 31, 2005, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing expense limitation is not renewed, the Adviser will limit Class Y shares' Total Annual Fund Operating Expenses to 2.25% through January 31, 2011.


EXAMPLE
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------

Class K                $127            $603           $1,105         $2,488
Class Y                 $99            $540           $1,008         $2,303

The Example reflects the effect of the contractual expense limitations described above and assumes that the expense limitation currently in effect is succeeded on January 31, 2005 by the expense limitation ending January 31, 2011.

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES


Companies or issuers in the U.S. real estate industry in which the Fund may invest include among others: "REITs", companies that invest in interests in real estate, real estate developers and brokers, real estate operating companies ("REOCs"), companies with substantial real estate holdings (such as hotel companies, and land-holding companies), as well as companies whose products and services are significantly related to the real estate industry such as building supply manufacturers, mortgage lenders and mortgage servicing companies.


COMPANIES PRINCIPALLY ENGAGED IN THE U.S. REAL ESTATE INDUSTRY
For purposes of the Fund's investment policies, a company is considered to be principally engaged in the U.S. real estate industry if Lend Lease Rosen determines that the company (i) derives at least 50% of its revenues or profits from the ownership, renting, leasing, construction, management, development, financing or sale of commercial, industrial and residential real estate or related interests or (ii) has at least 50% of the value of its assets invested in U.S. commercial, industrial and residential real estate. Equity securities include common stock, preferred stock, partnership interests and other instruments evidencing an ownership interest in an issuer as well as rights, warrants and securities convertible into equity securities.

MORTGAGE AND HYBRID REITS
In addition to equity REITs, there are two other generally recognized categories of REITs -- mortgage REITs and hybrid REITs. A mortgage REIT invests primarily in loans secured by real estate and derives its income primarily from interest payments on its mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate.

REOCs
The Fund may invest in REOCs from time to time. Like REITs, REOCs may invest in, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. As a consequence, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs.

The following investments and investment practices are not part of the Fund's principal investment strategy, but may nonetheless play a role in the Fund's portfolio.

RESTRICTED SECURITIES
The Fund may purchase restricted securities. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds which adds a subjective element to valuation of the Fund.

TEMPORARY DEFENSIVE INVESTING
During unusual market conditions, the Fund may temporarily place up to 100% of its total assets in cash or high quality short-term debt securities including repurchase agreements. Defensive investing may prevent the Fund from achieving its investment objective.

CASH POSITION
As a means of maintaining consistent investment performance and preserving capital in adverse market conditions, the Fund may invest up to 15% of its assets in cash or cash equivalents. These investments may include repurchase agreements, which involve the Fund's buying securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.


The Fund's objective, practices and policies may be changed by the Fund's Board of Trustees without shareholder approval, as permitted by applicable law.

INVESTMENT MANAGEMENT

LEND LEASE REAL ESTATE INVESTMENTS, INC.

Lend Lease Real Estate Investments, Inc. (the "Adviser"), Monarch Tower, 3424 Peachtree Road, N.E., Suite 800, Atlanta, Georgia 30326, serves as investment adviser for the Fund. The Adviser is a part of the Lend Lease Group, one of the largest real estate investment managers in the world.

Listed on the Australian Stock Exchange (ASX: LLC), the Lend Lease Group is an integrated global real estate organization, operating in 43 countries on six continents. In addition to investment management, Lend Lease also is a leading worldwide provider of project management, construction, development, capital structuring and consulting services.

LEND LEASE ROSEN REAL ESTATE SECURITIES LLC
Lend Lease Rosen Real Estate Securities LLC, 1995 University Avenue, Suite 550, Berkeley, California 94704, serves as the Fund's sub-adviser and is responsible for the day to day management of the Fund's investment program. Lend Lease Rosen is wholly owned by the Adviser. As of March 31, 2004, assets under management were approximately $2.3 billion. Lend Lease Rosen, which was founded in 1993 by Dr. Kenneth T. Rosen, is a research driven investment management firm managing assets principally on behalf of institutional investors. Lend Lease Rosen uses both a top-down and a bottom-up approach to construct the investment portfolios it manages.


The Fund pays an annual fee of 0.80% of its average daily net assets for the services provided by the Adviser and Lend Lease Rosen.


The Adviser and Lend Lease Rosen have contractually agreed to limit the Fund's total operating expenses to 1.25% of the average daily net assets for the Fund's Class K shares and 0.97% of the average daily net assets for the Fund's Class Y shares through January 31, 2005. After that date, the foregoing expense limitation will renew for one-year periods if certain conditions are met. With respect to each waiver or reimbursement in connection with maintaining the foregoing expense limitations, the Fund is obligated to repay the amount waived or reimbursed for a share class to the extent that repayment would not cause the total operating expenses for the year in which the repayment is made to exceed 1.25% of average daily net assets for the Fund's Class K shares and 0.97% of average daily net assets for the Fund's Class Y shares. The Fund's repayment obligation with respect to a particular waiver or reimbursement ends with the third anniversary of the waiver or reimbursement. The Adviser has contractually agreed that in the event that the foregoing expense limitation for Class K shares or Class Y shares is not renewed, the Adviser will, through January 31, 2011, limit Total Annual Fund Operating Expenses for that class of shares to 2.25%.


PORTFOLIO MANAGER

MICHAEL A. TORRES is primarily responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Torres is Chief Executive Officer of Lend Lease Rosen and has 18 years of real estate and securities research experience. Mr. Torres has been a portfolio manager for Lend Lease Rosen since 1995. Prior to joining Lend Lease Rosen in 1995, Mr. Torres was director of real estate research and a portfolio manager for Wilshire Asset Management. At Wilshire, he created the Wilshire Real Estate Securities Index, widely recognized as the industry's performance benchmark. Mr. Torres developed relationships with many national real estate companies during his five-year tenure with the Prudential Mortgage Capital Company. He has a B.A. in architecture and an M.B.A. in real estate finance from the University of California, Berkeley.

BUYING AND SELLING SHARES

BEFORE YOU INVEST

AVAILABLE SHARE CLASSES. The Fund offers investors three different classes of shares -- Class A, Class K and Class Y. Class K and Class Y shares are discussed in this prospectus. Class A shares are not currently offered. The different classes represent interests in the same portfolio of securities, but each class has different expenses and will likely have different share prices. When you buy shares, remember to specify the class of shares you want to buy.

o Class K Shares. If you buy Class K shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge. Your Class K shares will, however, be subject to a Distribution and Service Fee. See "Distribution and Service Fee (12b-1 Plan)" for further information.

o Class Y Shares. If you buy Class Y shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge or Distribution and Service Fee.

ACCOUNT REGISTRATION. When purchasing shares, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

Available forms of registration include:

o Individual ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

o Joint ownership. Two or more individuals may open an account together as joint tenants with right of survivorship, as tenants in common or as community property.

o Custodial account. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

o Business/trust ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

o IRAs and other tax deferred accounts. The Fund offers a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options" below for more information about these types of accounts.

ACCOUNT MINIMUMS. You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Fund may waive the minimum investment amounts at any time.

--------------------------------------------------------------------------------
                             INITIAL MINIMUM             ADDITIONAL MINIMUM
TYPE OF ACCOUNT              PURCHASE                    PURCHASE
--------------------------------------------------------------------------------

Regular (Individual, joint,  CLASS K       CLASS Y       CLASS K     CLASS Y
business or trust)           $10,000       $250,000      $250        $10,000
--------------------------------------------------------------------------------
IRA (including spousal,      CLASS K       CLASS Y       CLASS K     CLASS Y
Roth and SEP)                $1,000        $250,000      $250        $10,000
--------------------------------------------------------------------------------
Gifts to Minors (UTMA/UGMA)  CLASS K       CLASS Y       CLASS K     CLASS Y
                             $10,000       $250,000      $250        $10,000
--------------------------------------------------------------------------------
Automatic Investment Plan    CLASS K       CLASS Y       CLASS K     CLASS Y
                             $5,000            *         $250            *

* The Automatic Investment Plan is not available for Class Y shares of the Fund.
--------------------------------------------------------------------------------


DETERMINING YOUR SHARE PRICE. The price at which you purchase and sell the Fund's shares is called the Fund's net asset value ("NAV") per share. The Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading. The Fund does not calculate NAV on days the Exchange is closed (including national holidays and Good Friday). NAV is determined separately for each class of shares. When you purchase or redeem the Fund's shares, the price you receive will be the next NAV calculated after your transaction request is received in good order by the Fund or financial services agent with the authority to accept orders on the Fund's behalf prior to the close of trading on the Exchange.

The value of the Fund's assets is based on the current market value of its investments. If a security has a readily available market quotation, the Fund uses that quotation as its market value. If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Fund's Board of Trustees.


DISTRIBUTION AND SERVICE FEES -- CLASS K SHARES (12B-1 PLAN)

The Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% per year of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities laws which permits it.) Because 12b-1 Plan fees paid by the Fund are an ongoing expense, they will increase the cost of an investment in the Fund's Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.


HOW TO PURCHASE SHARES
You can buy shares directly from the Fund or through a Registered Investment Adviser, a broker-dealer or other institutions that the Fund has authorized to sell shares.

CLASS K SHARES. Class K shares are sold at net asset value per share without an initial sales charge.

CLASS Y SHARES. Class Y shares are sold at net asset value per share without an initial sales charge.

To open an account or buy additional shares from the Fund, just follow these steps:

TO OPEN AN ACCOUNT

BY MAIL:

o Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.

o Make your check payable to "Lend Lease Funds." The Fund does not accept cash, credit cards, third party checks, travelers checks or checks drawn on banks outside the U.S.

Mail application and check to:
Lend Lease Funds
PO. Box 1192
Milwaukee, WI  53201-1192

By overnight courier, send to:
Lend Lease Funds
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

BY TELEPHONE:

You may not make your initial purchase by telephone.

BY WIRE:

o To purchase shares by wire, the Fund must have received a completed application and issued an account number to you. Call 1-877-563-5327 for instructions prior to wiring the funds.

o  Send your investment to Lend Lease Funds with these instructions.

   UMB Bank, n.a.
   ABA #101000695
   For Credit to Lend Lease Funds
   A/C #9870983966

For further credit to: investor account number; name(s) of investor(s); SSN or TIN; class of Fund.

TO ADD TO AN EXISTING ACCOUNT

BY MAIL:

o Complete the investment slip that is included in your account statement, and write your account number on your check.

o If you no longer have your investment slip, please reference your name, account number and address on your check.

o  Make your check payable to "Lend Lease Funds."

Mail the slip and the check to:
Lend Lease Funds
P.O. Box 1192
Milwaukee, WI  53201-1192

BY TELEPHONE:

o You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-877-563-5327 to purchase shares for an existing account.

o Investments made by electronic funds transfer must be in amounts of at least $250 and not greater than $20,000.

BY WIRE:

Send your investment to Lend Lease Funds by following the instructions listed above.


If your purchase request is received by the Fund, broker-dealer or other authorized agent before close of trading on the Exchange (typically 4:00 p.m. Eastern time) on a business day, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that the Fund has received your properly completed, signed application, your payment, and any supporting legal documentation that may be required. If your request is received after close of trading on the Exchange, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Fund receives your completed application and the wired funds. Please ensure the following information is provided in the wire instructions: For further credit to: investor account number; name(s) of investor(s); SSN or TIN; class of Fund.

CUSTOMER IDENTIFICATION PROGRAM
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you must provide your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Social Security Number (or Taxpayer Identification Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order.


ADDITIONAL PURCHASE INFORMATION


o All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, credit cards, credit card checks, travelers checks or third party checks will be accepted.


o  The Fund does not issue certificates for shares.

o If your check does not clear, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund. The Fund may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses or expenses.


o You must provide the Fund with a Social Security Number (SSN) or Taxpayer Identification Number (TIN) before your account can be established. If you do not certify the accuracy of your SSN or TIN on your account application, the Fund will be required to withhold Federal income tax from all of your dividends, capital gain distributions and redemptions at a percentage as set forth in applicable IRS rules and regulations.


o Generally, the Fund is offered and sold only to residents of the United States. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

o The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list "Power of Attorney" or "POA" in the registration section.

o Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS. In addition to purchasing shares from the Fund, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Fund offers.

      How to Sell Shares

You may sell your shares of the Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Fund normally pays redemption proceeds within two business days, but may take up to seven days. You can redeem shares purchased by check at any time. However, while the Fund will process your redemption on the day it receives your request in good order, it will not pay your redemption proceeds until your check has cleared, which may take up to 10 calendar days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Fund and its shareholders from loss.

BY MAIL:

o Send a letter of instruction that includes your account number, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

o Sign the request exactly as the shares are registered. All registered owners must sign.


o Include a signature guarantee, if necessary (see "Medallion Signature Guarantees," below).


Mail your request to:

Lend Lease Funds
PO. Box 1192
Milwaukee, WI  53201-1192

By overnight courier, send to:

Lend Lease Funds
803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301

BY TELEPHONE:

o You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

o Call 1-877-563-5327, between 8:00 a.m. and 8:00 p.m. Eastern time. You may redeem as little as $1,000 and as much as $20,000 by telephone.

o Telephone redemptions are not available for retirement plan accounts.

BY WIRE:

o If you choose to redeem your shares by wire, your redemption proceeds will be sent to your bank account of record. A $10 fee will be deducted from your proceeds.

o If you wish to have your redemption proceeds sent by wire to a bank account other than that of record, you must provide a written request signed by all owners of the account with a Medallion signature guarantee.

Redemption requests received in good order before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) will be processed at that day's NAV. "Good order" for redemptions means that you have included all required information and documentation along with any required signature guarantees. Redemption requests sent by facsimile will not be honored.


Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-563-5327.

ADDITIONAL REDEMPTION PROVISIONS

o Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

o If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds. (The Fund charges $12.50 for a redemption from an IRA account.)

o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. The automatic purchase plan that you have initiated for the account will be cancelled.


o The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets, or the Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.


o If the amount you redeem is large enough to affect the Fund's operations or the Fund otherwise deems it desirable or necessary, the Fund may, subject to certain limitations, pay all or a portion of your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING SHARES THROUGH THIRD PARTIES. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Fund may accept redemption requests only from that provider.

TELEPHONE TRANSACTIONS.

o In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods. If you are unable to reach the Fund by telephone, please send your redemption request via overnight courier to the address provided above.

o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

MEDALLION SIGNATURE GUARANTEES. The Fund will require the medallion signature guarantee of each account owner to redeem shares in the following situations:

o   to change ownership on your account;

o to send redemption proceeds to a different address than is currently on the account;

o   to have the proceeds paid to someone other than the account's owner;

o to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

o if a change of address request has been received by the transfer agent within the last 30 days; or

o   if your redemption is for more than $20,000.


The Fund requires medallion signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a medallion signature guarantee from participants in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the Exchange. Call your financial institution to see if they are a participant in a medallion program. A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR.


SMALL ACCOUNTS. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when a redemption leaves your account balance below $8,000 for Class K shares or $200,000 for Class Y shares, or you discontinue the automatic investment plan before you reach the minimum. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $8,000 for Class K shares or $200,000 for Class Y shares or to renew your automatic investment plan (available for Class K shares only). This provision does not apply to retirement plan accounts or to UGMA/UTMA accounts.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write the Fund to make changes to your account. Common changes include:

NAME CHANGES. If your name has changed due to marriage or divorce, send the Fund a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed by a participant in a medallion signature guarantee program.

ADDRESS CHANGES. The easiest way to notify the Fund is to return the stub from a recent confirmation or statement. You can also call 1-877-563-5327 with any changes.

TRANSFER OF ACCOUNT OWNERSHIP. Send the Fund a letter including your account number, the share class, number of shares or dollar amount that are being transferred along with the name, address and Social Security or Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call us at 1-877-563-5327 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

RETIREMENT ACCOUNT OPTIONS
The Fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-877-563-5327. You should consult with your legal and/or tax adviser before you establish a retirement account.

The Fund currently offers the following kinds of retirement accounts:

o  Traditional IRA (including spousal IRA)

o  "Rollover" IRA

o  Roth IRA

o  SEP IRA

The Fund is also available for investment by other retirement plans. Please call 1-877-563-5327 for additional information.

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your Fund account and bank account. You will receive the NAV next calculated after receipt of your instructions in good order prior to the close of trading on the Exchange. There is no charge to you for this procedure. The Fund requires 10 business days to verify your bank information before initiating this privilege. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-877-563-5327.

AUTOMATED TELEPHONE SERVICE


The Fund offers 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Fund and gives you account balances and history (e.g., last transaction, latest dividend distribution). To access the automated system, please call 1-877-563-5327. You may also access account information from the Fund's web site at www.lendleasefunds.com
                       ----------------------


AUTOMATIC INVESTMENT PLAN (AIP)
(CLASS K SHARES ONLY)


To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $5,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on any of the following days: the 5th, 10th, 15th, 20th or 25th of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses or expenses to the Fund. You can terminate your automatic investment plan at any time by calling the Fund at least 10 days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write the Fund to reinstate your AIP. Any changes to the AIP upon reinstatement will require a medallion signature guarantee. To implement this plan, please fill out the appropriate area of your application, or call 1-877-563-5327 for assistance.

OTHER SHAREHOLDER INFORMATION

SHAREHOLDER COMMUNICATIONS
CONFIRMATIONS. You will receive a confirmation each time you buy or sell Fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement providing year-to-date information, including all distributions, purchases and redemptions of Fund shares. Your December statement will include a listing of all transactions for the entire year.

SEMI-ANNUAL AND ANNUAL REPORTS. The Fund sends semi-annual and annual reports to its shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected the Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Fund sends all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing any shares you sold during the year.

FORM 1099R. If you received a distribution from an IRA account during the year, you will receive a Form 1099R.

FORM 5498. If you contributed to an IRA during the year, you will receive a Form 5498 verifying your contribution.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Fund may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase and redemption orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent prior to the close of trading on the Exchange. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. The Fund will automatically reinvest your dividends and capital gain distributions in additional Fund shares unless you elect on your account application to have them paid to you in cash. If you elect to have your distributions paid in cash, the Fund will send a check to your address of record.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. The Fund intends to pay dividends quarterly. A capital gain is the gain that the Fund recognizes in connection with the sale or disposition of a security that has appreciated in value since it was acquired by the Fund. Each recognized capital gain is either short-term or long-term. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The short-term or long-term status of any capital gains distribution is determined by how long the Fund has held the underlying security that was sold, rather than how long you have held your Fund shares. The Fund intends to pay capital gains annually, usually in December.

The Fund may also receive distributions of short-term, long-term and unrecaptured Section 1250 capital gains from REITs. To the extent the Fund receives such distributions, such capital gains (including unrecaptured Section 1250 capital gains) will be distributed to shareholders of the Fund.

You will participate in any distributions that the Fund declares starting the day after your purchase of the Fund's shares is effective. Because the REITs the Fund invests in do not provide complete information about the taxability of their distributions until after the calendar year-end, the Fund may not be able to determine how much of its distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28.


BUYING A DIVIDEND. Unless you invest through a tax deferred retirement account (such as an IRA), it generally is not to your advantage to buy the Fund's shares shortly before the Fund makes a distribution. This is known as "buying a dividend." Buying a dividend may cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check the Fund's proposed distribution schedule before you invest by calling 1-877-563-5327.

TAXES

You will be subject to federal income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of the Fund's net short-term capital gains generally are taxable to you as ordinary income. The rules that provide for the taxation of "qualified dividend income" to individuals at net capital gain rates generally will not apply to dividends from the Fund. Dividends paid to corporate investors generally will not be eligible for the dividends received deduction. Distributions of the Fund's net long-term capital gains are taxable to you as long-term capital gains. Distributions of unrecaptured Section 1250 capital gains are taxable at a maximum rate of 25% if you are in the 28% or higher tax bracket.

The REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than it hascurrent or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing taxable gain from the sale or exchange of your shares.

If you sell your shares, any gain or loss generally is a taxable event. You may also be subject to state and local income taxes on dividends, capital gain distributions or capital gains from the sale of Fund shares.

This tax information provides only a general overview but does not address all of the tax issues that may be relevant to you. It does not apply if you invest in a tax deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of a Fund investment based upon your particular circumstances.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

CLASS K


                                                          YEAR ENDED          YEAR ENDED          YEAR ENDED        PERIOD ENDED
                                                       JANUARY 31, 2004    JANUARY 31, 2003    JANUARY 31, 2002  JANUARY 31, 2001(1)
                                                       ----------------    ----------------    ----------------  -------------------
NET ASSET VALUE,
BEGINNING OF YEAR/PERIOD                                        $12.76              $12.91              $12.55              $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.70                0.64                0.70                0.53
Net realized and unrealized
  gain/(loss) on investments                                      4.46              (0.19)                0.66                2.58
                                                           -----------         -----------         -----------         -----------
Total from investment operations                                  5.16                0.45                1.36                3.11
                                                           -----------         -----------         -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net
  investment income                                             (0.58)              (0.55)              (0.66)              (0.54)
Distributions from capital gains                                (0.11)              (0.05)              (0.34)              (0.02)
                                                           -----------         -----------         -----------         -----------
Total distributions                                             (0.69)              (0.60)              (1.00)              (0.56)
                                                           -----------         -----------         -----------         -----------
NET ASSET VALUE, END OF YEAR/PERIOD                             $17.23              $12.76              $12.91              $12.55
                                                           ===========         ===========         ===========         ===========
TOTAL RETURN(2)                                                 41.21%               3.29%              11.01%              31.33%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, end of year/period                             $28,984,996         $18,727,963         $13,364,481         $11,727,066
Ratio of expenses to
  average net assets(3)                                          1.25%               1.25%               1.25%               1.25%
Ratio of expenses before
  waivers to average net assets(3)                               2.23%               2.75%               2.96%               7.36%
Ratio of net investment
  income to average net assets(3)                                4.75%               5.21%               5.54%               5.02%
Ratio of net investment
  income/(loss) before waivers to
  average net assets(3)                                          3.77%               3.71%               3.83%             (1.09)%
Portfolio Turnover Rate(2)                                         15%                 30%                 54%                 25%

(1) Commenced operations February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

CLASS Y


                                                          YEAR ENDED          YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                                       JANUARY 31, 2004    JANUARY 31, 2003    JANUARY 31, 2002  JANUARY 31, 2001(1)
                                                       ----------------    ----------------    ----------------  -------------------
NET ASSET VALUE,
BEGINNING OF YEAR/PERIOD                                        $12.64              $12.78              $12.40              $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                             0.70                0.67                0.74                0.66
Net realized and unrealized
  gain/(loss) on investments                                      4.49              (0.17)                0.65                2.49
                                                           -----------         -----------         -----------         -----------
Total from investment operations                                  5.19                0.50                1.39                3.15
                                                           -----------         -----------         -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net
  investment income                                             (0.60)              (0.59)              (0.67)              (0.72)
Distributions from capital gains                                (0.11)              (0.05)              (0.34)              (0.03)
                                                           -----------         -----------         -----------         -----------
Total distributions                                             (0.71)              (0.64)              (1.01)              (0.75)
                                                           -----------         -----------         -----------         -----------
NET ASSET VALUE, END OF YEAR/PERIOD                             $17.12              $12.64              $12.78              $12.40
                                                           ===========         ===========         ===========         ===========
TOTAL RETURN(2)                                                 41.88%               3.69%              11.39%              31.66%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, end of year/period                             $17,093,188          $6,418,537          $3,520,190            $686,703
Ratio of expenses to
  average net assets(3)                                          0.97%               0.97%               0.97%               0.97%
Ratio of expenses before
  waivers to average net assets(3)                               2.06%               2.90%               3.85%              22.69%
Ratio of net investment
  income to average net assets(3)                                5.01%               5.58%               5.82%               5.80%
Ratio of net investment
  income/(loss) before waivers to
  average net assets(3)                                          3.92%               3.65%               2.94%            (15.91)%
Portfolio Turnover Rate(2)                                         15%                 30%                 54%                 25%


(1) Commenced operations February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

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LEND LEASE FUNDS

FUND DISTRIBUTOR                         LEGAL COUNSEL
UMB Distribution Services, LLC           Goodwin Procter LLP
803 West Michigan Street, Suite A        Exchange Place
Milwaukee, WI 53233-2301                 Boston, MA 02109

TRANSFER AGENT                           INDEPENDENT ACCOUNTANTS
UMB Fund Services, Inc.                  PricewaterhouseCoopers LLP
803 West Michigan Street, Suite A        333 Market Street
Milwaukee, WI 53233-2301                 San Francisco, CA 94105

CUSTODIAN
UMB Bank, n.a.
928 Grand Blvd.
Kansas City, MO 64106

FOR MORE INFORMATION
Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information, and its annual and semi-annual reports to shareholders, all of which are available to you free upon request. The Statement of Additional Information is incorporated by reference into (is legally part of) this Prospectus. In the Fund's annual report, you will find discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request the Fund's Statement of Additional Information, annual report or semi-annual report, or other information about the Fund or to make shareholder inquiries:

      Call:             1-877-563-5327

      Or write to:      LEND LEASE FUNDS
                        P.O. Box 1192
                        Milwaukee, WI 53201-1192

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act Registration Number 811-09679.

--------------------------------------------------------------------------------
                                 PRIVACY POLICY
The Lend Lease Funds collect non public personal information about individuals from the following sources:

  o Information the Funds receive from an indivdual on applications or other forms; and
  o   Information about an individual's transactions with the Funds.

The Funds do not disclose any non public personal information about shareholders or former shareholders to anyone, except as permitted by law. The Funds restrict access to non public personal information about shareholders to those employees who need to know that information in connection with the Funds' operations and to service providers in connection with the Funds' operations. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to protect shareholders' non public personal information.
--------------------------------------------------------------------------------

                                     [LOGO]
                                   LEND LEASE
                            REAL ESTATE INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                                LEND LEASE FUNDS

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND



This Statement of Additional Information describes the Class A, Class K and Class Y shares of Lend Lease U.S. Real Estate Securities Fund (the "Fund") and should be read in conjunction with the current Prospectus describing the class in which you intend to invest. The Fund's Class A shares are not currently available for investment. The Fund's Class K and Class Y shares are described in the prospectus dated May 31, 2004. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, you should not make an investment in Fund shares based solely on the information contained herein. You may obtain a Prospectus without charge by calling 1-877-563-5327 or by writing to Lend Lease Funds, P.O. Box 1192, Milwaukee, Wisconsin 53201-1192.

Portions of the Annual Report, dated January 31, 2004 of Lend Lease Funds (File No. 811-09679) as filed with the Securities and Exchange Commission (the "SEC" or the "Commission") on April 12, 2004 are incorporated herein by reference. A copy of the Annual Report is supplied with this Statement of Additional Information. You may obtain an additional copy of the Annual Report, without charge upon request, by calling 1-877-563-5327.

This Statement of Additional Information is dated May 31, 2004.

                                TABLE OF CONTENTS

                                                                            Page


FUND ORGANIZATION..............................................................3
INVESTMENT POLICIES AND PRACTICES..............................................3
  Investment Restrictions......................................................3
  Investment Strategies And Risks..............................................5
  Temporary Defensive Measures.................................................5
  Non-Diversification..........................................................5
  Portfolio Turnover Rate......................................................5
  U.S. Government Obligations..................................................6
  Securities of Companies with Limited Operating Histories.....................6
  Securities of Smaller Companies..............................................6
  Special Situations...........................................................7
  Illiquid and Restricted Securities...........................................7
  Convertible Securities.......................................................8
  Repurchase Agreements........................................................9
  When-Issued and Delayed Delivery Securities.................................10
  Lending of Portfolio Securities.............................................10
  Hedging Transactions........................................................11
  Futures Contracts...........................................................12
  Options.....................................................................13
  Limitations and Risks of Derivatives........................................14
MANAGEMENT OF THE FUND........................................................15
TRUSTEES AND OFFICERS.........................................................15
  Trustees and Officers of the Trust..........................................15
  Independent Trustees........................................................15
  Interested Trustees.........................................................16
  Officers....................................................................17
  Trustee Share Ownership.....................................................17
  Codes of Ethics.............................................................18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................18
INVESTMENT MANAGEMENT AND OTHER SERVICES......................................19
  Adviser.....................................................................19
  Sub-Adviser.................................................................20
  Approval of Investment Management and Sub-Advisory Agreements...............21
  Administration and Fund Accounting..........................................22
  Transfer Agent and Dividend-Paying Agent....................................23
  Custodian...................................................................23
  Distributor.................................................................23
  Proxy Voting Policies and Procedures........................................24
  Legal Counsel...............................................................25
  Independent Accountants.....................................................25
DISTRIBUTION OF SHARES........................................................26
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................27

THE TRUST.....................................................................28
CERTAIN FEDERAL INCOME TAXES..................................................30
  General.....................................................................30
  Taxation of Certain Mortgage REITs..........................................31
  Distributions...............................................................31
  Disposition of Shares.......................................................32
  Backup Withholding..........................................................32
  Other Taxation..............................................................33
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................33
  Determination of Net Asset Value............................................33
  Reduced Sales Charges.......................................................34
  Retirement Accounts.........................................................34
  Suspension of Redemptions...................................................35
  Redemptions In Kind.........................................................35
  Total Return Information....................................................36
  Average Annual Total Return (before taxes)..................................36
  Average Annual Total Return (after taxes on distributions)..................37
  Average Annual Total Return (after taxes on distributions and redemptions)..38
  Cumulative Total Return.....................................................39
MISCELLANEOUS.................................................................41
FINANCIAL STATEMENTS..........................................................41

                                FUND ORGANIZATION

Lend Lease Funds is a non-diversified, open-end, management investment company organized as a Delaware business trust on October 28, 1999 (the "Trust"). The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in series and classes. The Trust currently offers one series, Lend Lease U.S. Real Estate Securities Fund (the "Fund").


                        INVESTMENT POLICIES AND PRACTICES

INVESTMENT RESTRICTIONS

Consistent with the Fund's investment objective, the Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset.

The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund. Other policies and restrictions set forth in this Statement of Additional Information may be changed by the Trustees without shareholder approval consistent with applicable law.

The following seven numbered limitations are the Fund's fundamental investment restrictions in their entirety. Except as otherwise noted, the Fund may not:

      1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

      2. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33% of the value of the Fund's total assets.

      3. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry, except that the Fund will invest more than 25% of its total assets in the real estate industry.

      4. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of disposing of portfolio securities.

      5. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest or deal in real estate or interests therein,
            (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      6. Borrow money, except (i) in amounts not to exceed 33% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) to the extent otherwise permitted by the Investment Company Act or any exemption there from granted by the SEC and (v) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

      7. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, or from investing in securities or other instruments backed by physical commodities).


Unless otherwise provided, for purposes of investment restriction (3) above, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

                         INVESTMENT STRATEGIES AND RISKS

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 85% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the U.S. real estate industry. The Fund may not change this policy without providing its shareholders at least 60 days' prior written notice. The Prospectus describes the Fund's investment objective, as well as the principal investment strategies used to achieve that objective and the principal risks associated with such strategies. The following information supplements the discussion about the Fund set forth in the Prospectus under the headings "Key Information About the Fund" and "Other Information Regarding Investment Practices."

TEMPORARY DEFENSIVE MEASURES


The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when it believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.


NON-DIVERSIFICATION

The Fund is classified as a "non-diversified" fund under the Investment Company Act, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.

PORTFOLIO TURNOVER RATE


The Fund intends to have a portfolio turnover rate below 80%. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund's portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Higher portfolio turnover rates result in correspondingly higher brokerage costs for the Fund. Although the existence of a higher portfolio turnover rate has no direct correlation to the tax liability of the Fund, sales of certain stocks will result in realized gains, and, possibly, in increased taxable distributions to shareholders.


U.S. GOVERNMENT OBLIGATIONS

For cash management purposes or as a temporary defensive measure, the Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund, such as U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-established or sponsored agencies where it is not obligated to do so by law. The U.S. Government does not guarantee the market value or current yield of these obligations, and the U.S. Government's guarantee does not extend to the Fund itself.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, including the operations of any predecessors and parents. Because these companies have only a limited operating history, it is more difficult to evaluate the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned projects and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with investments in smaller companies.

SECURITIES OF SMALLER COMPANIES

The Fund may invest in securities of companies with small or mid-sized market capitalizations. An investment in companies with smaller capitalizations involves greater risks than investing in larger, more established companies. Smaller company stocks may be subject to more abrupt or erratic price movements, because the stocks are traded in lower volumes in fewer markets and their issuers are more sensitive to changing conditions and have less certain growth prospects. Smaller companies in which the Fund invests may have limited holdings, markets or financial resources, or may be dependent on a small management group. Smaller companies also may be less significant factors within their industries or industry sectors and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

SPECIAL SITUATIONS


The Fund may also invest in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situation that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company was operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.


ILLIQUID AND RESTRICTED SECURITIES


The Fund is authorized to invest up to 15% of its net assets in securities, which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. The Fund may have to lower the price, sell other portfolio securities instead or forego an investment opportunity, any of which could have a negative impact on the Fund's management or performance. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.


The Board has delegated to Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), the sub-adviser to the Fund (the "Sub-Adviser"), the day-to-day determination of the liquidity of a security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Sub-Adviser considers such factors as
(i) the nature of the market for a security (including the institutional, private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for U.S. securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities are deemed illiquid by the Commission, including repurchase agreements maturing in more than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund's limitation on illiquid securities. The Fund may experience delays and additional cost when trying to sell illiquid securities.

Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Sub-Adviser will determine the liquidity of Rule 144A Securities under the supervision of the Board of Trustees using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make the market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, disinterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure.

In selecting convertible securities, the Fund will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; the diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

The Fund may realize capital appreciation from an improvement in the credit standing of an issuer whose securities are held by the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

REPURCHASE AGREEMENTS


A repurchase agreement is an agreement under which the Fund acquires securities (generally government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian until they are repurchased. The Sub-Adviser evaluates the creditworthiness of repurchase agreement counterparties and takes steps that are reasonably designed to ensure that the Fund's repurchase agreements are fully collateralized.


The use of repurchase agreements nevertheless involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when its market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interests in the instruments it acquires.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result, more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.


When the Fund purchases securities on a when-issued basis, it will maintain in segregated accounts with its custodian cash, U.S. Government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.


LENDING OF PORTFOLIO SECURITIES


The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

The Fund bears the risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Trustees.

HEDGING TRANSACTIONS

Derivatives, such as options, futures contracts and options on futures contracts enable the Fund to take both "short" positions (positions which reduce the Fund's exposure to a particular instrument or index) and "long" positions (positions which increase the Fund's exposure to a particular instrument or index). The Fund may buy and sell options, futures contracts and options on futures contracts for hedging purposes (i) to protect against the effect of changes in market prices on the value of investments the Fund holds, intends to purchase or intends to sell or (ii) to permit a portion of its portfolio held in cash to perform as if invested in securities. The instruments underlying the Fund's futures and options positions may include, without limitation, securities, securities indices, commodities and currencies. The Fund may also take futures and options positions related to financial, commercial and other economic indicators such as interest rates. (This discussion refers to a derivative instrument's subject matter as the instrument's underlying asset.) The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

The Fund is not required to enter into hedging transactions and will not do so unless deemed appropriate by the Fund's Sub-Adviser. Hedging transactions do not eliminate fluctuation in the underlying prices of securities held by the Fund. Additionally, although certain hedging transactions may tend to minimize risk of loss due to a decline in the value of the hedged Fund's holding, at the same time, they tend to limit any potential gain which might result from an increase in the value of the aspect of the holding that has been hedged.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell a commodity or an underlying instrument or group of instruments, e.g., a security or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract normally enables a buyer to participate in the market movement of the underlying asset after paying a transaction charge and posting margin in an amount typically equal to a percentage of the value of the asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin differs from margin in securities transactions in that the former does not involve the borrowing of funds to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker. If a liquid market exists, the Fund may choose to close a futures position prior to expiration by taking a position opposite to the one it holds.

For each futures contract the Fund enters, it will identify to the Trust's custodian assets equal to the face value of the futures contract for maintenance in a separate account to ensure that the use of such futures contracts is unleveraged. The Fund may also "cover" its futures positions using other means as permitted under applicable exchange and regulatory policies.

OPTIONS

There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or short position, depending upon whether the Fund is the purchaser or writer (seller) of the option. A call option, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell upon exercise by the option holder, the underlying asset at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy upon exercise by the option holder, the underlying asset at the exercise price during the option period.

The purchaser of an option receives the opportunity to benefit from favorable movements in the price of the option's underlying asset while risking only the amount of the premium regardless of unfavorable movements in the price of the underlying asset. In general, a purchased put increases in value as the value of the underlying asset falls and a purchased call increases in value as the value of the underlying asset rises.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying asset if the other party to the option chooses to exercise it. The writer may seek to terminate its exposure to a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. If the value of the underlying asset remains unchanged over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the value of the underlying asset falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying asset directly, however, because the premium received for writing the option should offset the effects of the decline to some extent.

Writing a call option obligates the writer to deliver the option's underlying asset, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund may engage in options on futures contracts. These options give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. When writing an option on a futures contract, the Fund will be required to make margin payments as described above for other types of futures contracts. The Fund's transactions in options are subject to applicable regulatory requirements regarding the segregation of assets to cover its positions.

LIMITATIONS AND RISKS OF DERIVATIVES

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

The Fund's ability to use derivatives effectively depends on the degree to which price movements in its holdings correlate with price movements of its derivatives positions. The Fund may invest in derivatives based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involve a risk that the derivatives position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying assets, even if the underlying assets match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying asset, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities or currencies are traded, or from imposition of daily price fluctuation limits or trading halts. As a result of these factors, the Fund's futures and options positions may not perform as expected.

The market for a derivative instrument may also be less liquid than the market for its underlying asset. Some positions in futures and options may be closed out only on the exchange where they are traded, or, in the case of over-the-counter options, with the dealer that issued the option. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivatives strategies and might, in some cases, require the Fund to deposit additional cash to meet applicable margin requirements.

                             MANAGEMENT OF THE FUND

Because the Trust is a Delaware business trust, the business and affairs of the Fund are managed by its officers under the direction of the Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of Lend Lease Real Estate Investments, Inc. (the "Adviser") and the Fund's Sub-Adviser.


The Board of Trustees has an Audit Committee consisting of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act. Under the terms of its charter, the Committee (a) acts for the Board of Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors, (d) meets periodically with the independent auditors to review the scope of the annual audit of the Fund, and pre-approve the audit services provided by the independent auditors, (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust, the Sub-Adviser or the Adviser or the Adviser's other affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' qualification under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution, among other matters. The Audit Committee met one time during the most recent fiscal year.


                              TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's Chairman of the Board, President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees.


INDEPENDENT TRUSTEES: The following Trustees are not "interested persons" of the Trust within the meaning of the Investment Company Act:


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                             POSITION(s)
                              HELD WITH                                 NUMBER OF
                              FUND AND                                 PORTFOLIOS IN      OTHER
                              LENGTH OF                                FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS                 TIME         PRINCIPAL OCCUPATIONS      OVERSEEN BY      HELD BY
AND DATE OF BIRTH              SERVED         DURING PAST 5 YEARS         TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------


William J. Klipp             Trustee       Private investor                  1        Director of
1995 University Avenue       since 2000    (2000-present); President                  AssetMark
                                           and Chief Operating                        Funds
Suite 550                                  Officer, Charles Schwab                    (8 portfolios)
Berkeley, CA 94704                         Investment Management,
                                           Inc., an investment
DOB: 12/9/55                               advisory firm
                                           (1995-1999); Executive
                                           Vice President, Schwab
                                           Funds(R) and Charles Schwab
                                           & Co., Inc., a financial
                                           services company
                                           (1995-1999).

----------------------------------------------------------------------------------------------------
Scott A. MacKillop           Trustee       President and Principal,          1        None
1995 University Avenue       since 2002    Trivium Consulting, LLC,
Suite 550                                  consulting to financial
Berkeley, CA 94704                         services organizations
DOB: 5/2/51                                (2001-present); President
                                           (1999-2000), Executive
                                           Vice President and Chief
                                           Operating Officer
                                           (1997-1999), Portfolio
                                           Management Consultants,
                                           Inc., consulting to
                                           financial advisors and
                                           institutions; President,
                                           ADAM Investment Services,
                                           Inc., consulting to
                                           financial advisors and
                                           institutions (1997-2000).
----------------------------------------------------------------------------------------------------
Kevin Malone                 Trustee       President and Founder,            1        None
Greenrock Research, LLC      since 2000    Greenrock Research, LLC
231 West 22nd Street                       (1996-present).
Oak Brook, IL 60523
DOB: 7/3/47
----------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES: Mr. Torres is an "interested person" of the Trust within the meaning of the Investment Company Act by virtue of his position with the Trust and with Lend Lease Rosen.



----------------------------------------------------------------------------------------------------
                             POSITION(s)
                              HELD WITH                                 NUMBER OF
                              FUND AND                                 PORTFOLIOS IN      OTHER
                              LENGTH OF                                FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS                 TIME         PRINCIPAL OCCUPATIONS      OVERSEEN BY      HELD BY
AND DATE OF BIRTH              SERVED         DURING PAST 5 YEARS         TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------


Michael A. Torres            Trustee       Chief Executive                   1        None
1995 University Avenue,      since 2000,   Officer, Lend Lease
Suite 550                    Chairman of   Rosen Real Estate
Berkeley, CA 94704           the Board,    Securities LLC, an
DOB: 6/21/60                 President     investment advisory
                             since 2002,   firm (2002-present),
                             Vice          President and
                             President     Co-President, Lend
                             2000-2002.    Lease Rosen Real Estate
                                           Securities LLC (1998-2002);
                                           President and Co-President
                                           ERE Rosen Real Estate
                                           Securities, L.L.C., an
                                           investment advisory firm
                                           (1997-1998); Director,
                                           AMB Rosen Real Estate
                                           Securities, L.L.C., an
                                           investment advisory firm
                                           (1995-1997).

----------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------
                              POSITION(s)
                              HELD WITH
                              FUND AND
 NAME, ADDRESS AND DATE       LENGTH OF
        OF BIRTH             TIME SERVED   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------
Mark A. Hoopes               Vice          Principal (2002 - present); Vice President
1995 University Avenue,      President     (2000 - 2002), Lend Lease Real Estate
Suite 550                    since 2000,   Investments, Inc. (2000-present); Account
Berkeley, CA 94704           Treasurer     Director, Mutual Fund Services Division, SEI
DOB: 3/31/64                 since 2003,   Investments, Inc. (1994-2000).
                             Assistant
                             Treasurer
                             2000-2003
-----------------------------------------------------------------------------------------

Mark J. Nuti                 Secretary     Chief Operating Officer, Lend Leaser Rosen
1995 University Ave.,        since 2003    Real Estate Securities LLC, an investment
Suite 550                                  advisory firm (2003-present);  Director, Senior
Berkeley, CA 94704                         Vice President and Chief Operating Officer,
DOB: 3/29/58                               Jurika & Voyles, L.P., an investment advisory
                                           firm (1999-2003).

-----------------------------------------------------------------------------------------
Patricia K. Styles           Assistant     Blue Sky Manager (1999-present), Blue Sky
803 West Michigan Street,    Secretary     Supervisor (1996-1999), Senior Compliance
Suite A                      since 2000    Analyst (1995-1996), Compliance Analyst
Milwaukee, WI 53233                        (1994-1995) - UMB Fund Services, Inc.
DOB: 3/9/58
-----------------------------------------------------------------------------------------

TRUSTEE SHARE OWNERSHIP

--------------------------------------------------------------------------------

                         Dollar Range of Equity   Aggregate Dollar Range
                         Securities in the Fund   of Equity Securities in
                         Beneficially Owned as    All Registered
                         of December 31, 2003     Investment Companies
                                                  Overseen by Trustee in
                                                  Family of Investment
                                                  Companies Beneficially
                                                  Owned as of December 31, 2003

--------------------------------------------------------------------------------
Independent Trustees:


William J. Klipp              $10,001-$50,000          $10,001-$50,000
Scott A. MacKillop            $10,001-$50,000          $10,001-$50,000
Kevin Malone                  $50,001-$100,000        $50,001-$100,000

--------------------------------------------------------------------------------
Interested Trustees:



Michael A. Torres             $50,001-$100,000        $50,001-$100,000

--------------------------------------------------------------------------------


The Trustees of the Trust who are officers of the Adviser or the Sub-Adviser receive no remuneration from the Fund for their services as Trustees. For the current fiscal year, each of the other Trustees will receive a $7,000 annual retainer, $1,500 per meeting in which the Trustee participates and will be reimbursed for the expenses of attending meetings. For the fiscal year ended January 31, 2004, each of the other Trustees received a $5000 retainer, $1000 for each meeting the Trustee participated in and was reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Trustees for the fiscal year ended January 31, 2004.

                             COMPENSATION TABLE (a)

                                                          TOTAL COMPENSATION
                                                          FROM FUND AND FUND
                              AGGREGATE COMPENSATION       COMPLEX PAID TO
       NAME OF TRUSTEE            FROM THE FUND                TRUSTEES
       ---------------            -------------                --------

INDEPENDENT TRUSTEES:

   William J. Klipp                $ 9,000                     $ 9,000
   Scott A. MacKillop              $10,000                     $10,000
   Kevin Malone                    $10,000                     $10,000

INTERESTED TRUSTEES:
   Michael A. Torres               $     0                     $     0


(a) The Trust has not adopted any pension or retirement plans for the Officers or Trustees of the Trust. Therefore, there have been no benefits accrued as part of Trust expenses, and there are no currently estimated annual benefits upon retirement.


CODES OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Trust and the Sub-Adviser have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Adviser has adopted a Code of Ethics that requires Adviser personnel who are "access persons" of any fund within the meaning of Rule 17j-1 to comply with that fund's code of ethics adopted pursuant to Rule 17j-1, subject to sanctions by the Adviser in the event of non-compliance. The Trust's Code therefore applies to Adviser personnel who are access persons under Rule 17j-1 with respect to the Trust.


Each Code of Ethics places certain restrictions on the trading activities of its access persons. The Trust's Code permits access persons to purchase real estate related securities, but only subject to pre-clearance by the Code's compliance officer. The Sub-Adviser's Code does not permit any transaction in real estate related securities absent exceptional circumstances and subject to pre-clearance by the Code's compliance officer. Each Code's pre-clearance process is designed to prevent transactions that conflict with Fund interests.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of May 3, 2004, the Trust is aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Fund. An entity that "controls" the Fund may by virtue of the size of its holding have effective voting control over the Fund. As of May 3, 2004, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

            LEND LEASE U.S. REAL ESTATE SECURITIES FUND - CLASS K


Lend Lease International Property, Ltd., 1995 University Avenue, Suite 550, Berkeley, CA, 94704, 52.40%. Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, 35.62%*. Lend Lease International Property, Ltd., is a company organized under the laws of Australia and is the wholly-owned subsidiary of Lend Lease Corporation Limited. Charles Schwab & Co., Inc., is a corporation organized under the laws of California.


            LEND LEASE U.S. REAL ESTATE SECURITIES FUND - CLASS Y


Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, 30.79%*; National Investor Services Corp., 55 Water Street, New York, NY 10041, 18.11%*; Vanguard Fiduciary Trust Co., P.O. Box 2600, VM 613, Valley Forge, PA, 19482, 13.35%*; Arrow & Co., P.O. Box 30010 M02-1, Durham, NC
27702, 7.31%; Tice & Co., 1 M&T Plaza, Buffalo, NY 14203, 7.07%; Lend Lease Real Estate Investments, Inc., 1995 University Avenue, Suite 550, Berkeley, CA, 94704, 6.72%. National Investor Services Corp. is a corporation organized under the laws of Delaware. Vanguard Fiduciary Trust Company is a corporation organized under the laws of Pennsylvania. Arrow & Co. is a partnership organized under the laws of North Carolina. Tice & Co. is a partnership organized under the laws of New York.

*Owners of record, not known to the Trust to be beneficial owners.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES

ADVISER. The investment adviser to the Fund is Lend Lease Real Estate Investments, Inc. (the "Adviser"). The Adviser was organized as a Delaware corporation on May 18, 1984, and its principal place of business is Monarch Tower, 3424 Peachtree Road, N.E., Suite 800, Atlanta, Georgia 30326. Pursuant to an advisory agreement entered into between the Trust on behalf of the Fund and the Adviser (the "Advisory Agreement"), the Adviser provides continuous investment management services to the Fund. The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties. The Adviser is a wholly-owned indirect subsidiary of Lend Lease Corporation Limited, an integrated real estate funds management and services company listed on the Australian and New Zealand stock exchanges.

The Advisory Agreement must be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). The annual renewal must also be approved by the vote of a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

As compensation for the investment management services rendered and related expenses under the Advisory Agreement, the Fund has agreed to pay the Adviser an investment management fee at the annual rate of .80% of the Fund's average daily net assets. The investment management fee is accrued daily and paid monthly.


The Adviser and Lend Lease Rosen have contractually agreed, through January 31, 2005, to limit total annual operating expenses to the following percentages of average daily net assets for each class of shares of the Fund: Class A shares (1.50%), Class K shares (1.25%) and Class Y shares (0.97%), subject to later reimbursement by the Fund in certain circumstances. After that date, the limitations may be renewed for one year periods under certain conditions. The Adviser has contractually agreed that in the event the foregoing expense limitation is not renewed, the Adviser will limit total annual operating expenses for each of Class K shares and Class Y shares to 2.25% of each class' average daily net assets through January 31, 2011 See "Investment Management" in the Prospectus for further information.

For the fiscal years ended January 31, 2002, 2003 and 2004, the Adviser earned management fees under the Advisory Agreement and waived those management fees in the following amounts:

                                         2004            2003            2002
                                         ----            ----            ----
      Contractual Management Fees      $287,392          $165,653      $119,093
      Management Fees Waived           $287,392          $165,653      $119,093



SUB-ADVISER. Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen") is the Sub-Adviser to the Fund. Lend Lease Rosen was organized as a Delaware limited liability company on February 14, 1995, and its principal place of business is 1995 University Avenue, Suite 550, Berkeley, CA 94704. Pursuant to a sub-advisory agreement entered into between the Adviser and Lend Lease Rosen (the "Sub-Advisory Agreement"), Lend Lease Rosen provides an investment program for the Fund, makes investment decisions for the Fund and places all orders for the purchase and sale of portfolio securities and all other instruments. The activities of Lend Lease Rosen are subject to the supervision and control of the Trustees and the Adviser.

As compensation for its services, the Adviser pays to Lend Lease Rosen a sub-advisory fee at the annual rate of .40% of the Fund's average daily net assets. The sub-advisory fee is accrued daily and paid monthly. The Fund makes no payments to Lend Lease Rosen.

For the fiscal years ended January 31, 2002, 2003 and 2004, the Sub-Adviser earned fees under the Sub-Advisory Agreement and waived those sub-advisory fees in the following amounts:

                                            2004          2003          2002
                                            ----          ----          ----
      Contractual Sub-Advisory Fees       $143,696      $82,826       $59,547
      Sub-Advisory Fees Waived            $143,696      $82,826       $59,547


Lend Lease Rosen is wholly owned by the Adviser.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS. At their regular quarterly meeting held on March 18, 2004, the Board of Trustees, including a majority of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved the Advisory Agreement between the Adviser and the Fund and the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund. In considering the agreements, the Trustees reviewed a variety of materials relating to the Fund, the Adviser and the Sub-Adviser, including financial information for the Adviser and Sub-Adviser, information about the Adviser's and Sub-Adviser's operations and personnel and the advisory fees, total expenses and performance of the Fund relative to other similar mutual funds. The Trustees reviewed information provided by the Sub-Adviser relating to its brokerage practices, the voting of Fund proxies and its investment strategies and techniques. The Trustees also reviewed information from the Adviser and Sub-Adviser regarding (a) profitability with respect to the Fund;
(b) disaster recovery plans; and (c) compliance programs, including the oversight of intermediaries through which Fund shares are held.

At their March 18, 2004 meeting, the Trustees met with representatives of the Adviser and the Sub-Adviser. The Trustees received a presentation from John Allman, Principal of the Adviser, who discussed (1) the plans of Lend Lease Corporation ("LLC") the ultimate parent of the Adviser, to divest its interest in various U.S. operations, including the Adviser and the Sub-Adviser; and (2) the Adviser's ongoing support for the Sub-Adviser and the Fund during this process. The Trustees also received a presentation from Mark Hoopes of the Adviser on compliance and other operational functions performed by Adviser personnel for the Fund and the impact of LLC's divestment on the Adviser's services to the Fund, among other matters concerning the Adviser. Mr. Hoopes also reviewed with the Trustees information relating to the Fund's advisory fee and total expenses as compared to other similar funds. He noted and Mr. Allman confirmed that the Adviser and Sub-Adviser intended to maintain the Fund's expense limitation. Michael Torres, the Fund's portfolio manager and CEO of the Sub-Adviser, discussed with the Trustees (a) the Fund's investment performance;
(b) the Sub-Adviser's brokerage practices with respect to the Fund, including those relating to soft dollars and best execution; (c) the Sub-Adviser's personnel and various employee retention matters; and (d) the Sub-Adviser's investment process for the Fund and continuity of investment process in view of LLC's divestment plans.

The Independent Trustees also met separately to discuss their duties with respect to the renewal of the Advisory and Sub-Advisory Agreements and the information provided to the Trustees in connection with the renewals. The Independent Trustees also discussed various issues relating to LLC's plans to divest the Sub-Adviser.

In approving the Advisory and Sub-Advisory Agreements, the Trustees considered, among other things: (i) the nature and quality of services rendered by the Adviser and Sub-Adviser; (ii) the performance of the Fund relative to other funds with similar investment strategies; (iii) the status of the ownership and employment relationships of the Sub-Adviser; (iv) the Sub-Adviser's investment process for the Fund including the involvement of key personnel in the process on an on-going basis; and (v) arrangements by the Adviser and Sub-Adviser to maintain expense limitations for the Fund. In the course of their March 18, 2004 meeting, the Trustees noted their reliance on information relating to the Fund, the Adviser and Sub-Adviser provided to them over the previous year in addition to the information provided specifically for the purpose of these approvals.

On the basis of the foregoing, the Trustees concluded that approval of the Advisory and Sub-Advisory agreements would be in the interests of the Fund and its shareholders.

ADMINISTRATION AND FUND ACCOUNTING. UMB Fund Services, Inc., formerly Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301 ("UMB Fund Services") has entered into an agreement with the Trust to provide various administrative and fund accounting services to the Fund (the "Administration Agreement"). The services provided to the Fund by UMB Fund Services include, but are not limited to, the following: calculating daily net asset values for the Fund; overseeing the Fund's custodian; assisting the preparation and filing of all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing the Fund's fidelity insurance relationships; providing financial and Fund performance information for inclusion in Post-Effective Amendments to the Trust's registration statement; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Fund's expenses; monitoring the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"); monitoring compliance with the Fund's investment policies and restrictions and generally assisting the Fund's administrative operations. UMB Fund Services, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

For the foregoing, UMB Fund Services receives a fee on the value of the Fund computed daily and payable monthly, at the annual rate of 0.17% of the first $50 million of its average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum fee of $75,797, plus out-of-pocket expenses.

For the fiscal years ended January 31, 2002, 2003 and 2004, the Fund paid UMB Fund Services the following fees for administrative services:

                                      2004            2003           2002
                                      ----            ----           ----
U.S. Real Estate Securities         $72,046         $65,313        $55,017
Fund



TRANSFER AGENT AND DIVIDEND-PAYING AGENT. UMB Fund Services also acts as the Fund's transfer agent and dividend-paying agent. As such, UMB Fund Services processes purchase and redemption requests for the securities of the Fund, keeps records of shareholder accounts and transactions, pays dividends as declared by the Board of Trustees and issues confirmations of transactions to shareholders. For these services, the Fund pays UMB Fund Services a fee based on the number of shareholder accounts, transactions and other activities, subject to a minimum annual fee. UMB Fund Services does not exercise any supervisory functions over the management of the Fund or the purchase and sale of Fund securities.

From time to time, the Trust, on behalf of the Fund, either directly or indirectly through arrangements with the Adviser, the Sub-Adviser, the distributor (as hereinafter defined) or UMB Fund Services, in its capacity as transfer agent, may pay amounts to third parties that provide transfer agent-type services and other administrative services relating to the Fund to persons who have a beneficial interest in the Fund, such as 401(k) plan participants. These services may include, among other things, sub-accounting services, transfer agent type activities, answering Fund-related inquiries, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Fund and other related services as the Fund may request.

CUSTODIAN. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64141 (the "Custodian"), serves as the custodian for the Fund. Under the terms of the custody agreement, the Custodian is responsible for the receipt and delivery of the Fund's securities and cash. The Custodian does not exercise any supervisory functions over the management of the Fund or the purchase and sale of securities.

DISTRIBUTOR. Under an agreement with the Trust, on behalf of the Fund, UMB Distribution Services, LLC, formerly Sunstone Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301 (the "Distributor"), acts as distributor for the Fund. The Distributor shall offer shares of the Fund on a continuous basis. The Distributor is not obligated to sell any certain number of shares of the Fund.

PROXY VOTING POLICIES AND PROCEDURES. Proxies with respect to any Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Sub-Adviser. The Sub-Adviser has designed its proxy voting policies and procedures to reasonably ensure that it votes proxies in the best interests of its clients, including the Fund. The Sub-Adviser defines the best interest of a client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. The portfolio management area of the Sub-Adviser is responsible for deciding what is in the Fund's best interest when determining how proxies are voted.

In order to facilitate the proxy voting process, the Sub-Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Sub-Adviser's Proxy Committee relies upon ISS research in establishing the Sub-Adviser's proxy voting guidelines, and many of the Sub-Adviser's guidelines are consistent with ISS positions, the Sub-Adviser may deviate from ISS recommendations on general policy issues or specific proxy proposals.

The following is a summary of the general voting positions taken by the Sub-Adviser with respect to various common types of shareholder proposals. In each instance, the general voting position is subject to review by the Sub-Adviser's portfolio management area:

Corporate Governance Issues

Approve Reorganization Plan                            Case-by-case
Approve Restructuring Plan                             Case-by-case
Approve Acquisition Agreement                          Case-by-case
Approve Merger Agreement                               Case-by-case
Adopt Supermajority provisions                         Against
Approve/Amend Poison Pill Plans                        Case-by-case
Authorize Board to Amend Charter                       Against

Changes to Capital Structure

Increase/Reduce Common Stock Authorization             For
Approve Authorized Stock Increase for Stock Split      For
Approve Preferred Stock Conversion                     Case-by-case

Stock Option Plans & Compensation

Approve/Amend Employee Stock Option Plan               Case-by-case
Approve Option Exchange Plan                           Against
Approve Deferred Compensation Plan                     Case-by-case
Approve/Amend Retirement Plan                          Case-by-case

Social and Corporate Responsibility Issues

Bar Credit to Countries with Human Rights Violations   Against
Establish Human Rights Policy                          For
Amend/Review Standards of Corporate Code               Case-by-case
Encourage Diversity/Inclusiveness on Boards            For

The Sub-Adviser's proxy manager, who oversees the Sub-Adviser's proxy voting process, is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. Examples of potential conflicts of interest include situations where the Sub-Adviser or an affiliate, or personnel of either entity:

      o Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting or other services to a company whose management is soliciting proxies;

      o Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

      o Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the Proxy Manager will refer the matter to the Proxy Voting Committee for resolution, which may include obtaining informed client consent before voting.

Beginning no later than August 31, 2004, the Fund's proxy voting record for the twelve month period ended June 30, 2004 will be available on the Fund's website at http://www.lendleasefunds.com and on the SEC's website at http://www.sec.gov.


LEGAL COUNSEL. Goodwin Procter LLP, with offices at Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Fund.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, are the independent accountants for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Fund.

                             DISTRIBUTION OF SHARES

The Fund has adopted a Plan of Distribution (the "Plan") for Class A and Class K shares, respectively, under Rule 12b-1 of the Investment Company Act. The Plan provides that the Fund may make payments up to 0.25% (on an annual basis) of the average daily value of the net assets of the class in question (the "12b-1 fee") designed to result in the sale of, or the servicing of shareholder accounts, holding shares of the class of Fund shares to which the Plan applies. Some or all of the 12b-1 fee may be used to compensate brokers and other authorized institutions ("Authorized Firms") for their efforts in selling shares of that class and/or for providing account administration services to their clients who are beneficial owners of such shares. One or more affiliates of the Adviser and Sub-Adviser may act as Authorized Firms. The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders and performing similar account and administrative services. Any 12b-1 fees received by the Distributor and not allocated to Authorized Firms may be retained by the Distributor to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to that class (e.g. for advertising costs, the cost of printing and mailing prospectuses and reports to potential investors).

The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and holders of the class to which the Plan applies. The anticipated benefits to the Fund include opportunities for additional portfolio diversification and greater economies of scale resulting from increased Fund assets. The Trustees review expenditures under the 12b-1 Plan on a quarterly basis and will consider the continued appropriateness of and the level of compensation provided in the Plan.

The Plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. (In the context of Plan approvals, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the Plan or any agreement under such Plan; otherwise, "Independent Trustees" means those Trustees who are not interested persons of the Fund.) The Plan has also been approved by the holders of a "majority" (as defined in the Investment Company
Act) of the shares of the applicable class. The shareholder vote for each class was cast by the Fund's Sub-Adviser as the sole initial holder of shares of that class.

Unless a Plan is terminated as described below, it continues in effect from year to year but only if the Fund's Board of Trustees and the Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the Plan. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of the applicable class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a Plan. An amendment to increase materially the amount of payments to be made under a Plan must be approved by a "majority" (as defined in the Investment Company Act) of the applicable class.


 For the fiscal year ended January 31, 2004, the Fund paid a total of $78,999 in 12b-1 fees. Of this total, $22,532 was paid to broker-dealers, $54,090 was compensation to the Distributor, $1,648 was utilized for the printing and mailing of prospectuses to prospective shareholders and $729 paid for advertising.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Adviser is primarily responsible for decisions to buy and sell securities for the Fund, for the placement of the Fund's portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Board of Trustees. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Sub-Adviser.

The Sub-Adviser will place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Sub-Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or affiliates of the Sub-Adviser exercise investment discretion. While the Sub-Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties. Other clients of the Sub-Adviser may indirectly benefit from the availability of these services to the Sub-Adviser, and the Fund may indirectly benefit from services available to the Sub-Adviser as a result of transactions for other clients. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Sub-Adviser has to the Fund. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person of either the Trust or the Sub-Adviser, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.


The Sub-Adviser may retain advisory clients in addition to the Fund and place portfolio transactions for these accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Fund's Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. In the opinion of the Sub-Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Fund) to be managed by the Sub-Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Fund will not, in the opinion of the Fund's Sub-Adviser, be disproportionate to the benefits to be received by the Fund on a continuing basis.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by it, the Sub-Advisory Agreement provides that the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. The Sub-Adviser has established allocation procedures designed to achieve these goals. In some instances, these procedures may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund.


During the fiscal years ended January 31, 2002, 2003 and 2004, the Fund paid aggregate commissions of $16,101, $17,058 and $15,339, respectively.


                                    THE TRUST

The Trust, a Delaware business trust, is a non-diversified open-end management investment company, registered under the Investment Company Act. Under the terms of the Trust's Master Trust Agreement dated October 28, 1999 (the "Master Trust Agreement"), the Trustees of the Trust are ultimately responsible for the management of the Fund's business and affairs. The Fund represents a separate series of the Trust's shares of beneficial interest. There are no other series currently, but the Trust's Board of Trustees is empowered to establish additional Funds at any time without shareholder approval. There are currently three classes of shares of the Fund: Class A, Class K and Class Y. The Board of Trustees may establish additional classes at any time without shareholder approval. Each share purchased in compliance with the procedures established by the Trust will be fully paid and nonassessable.

Under the Master Trust Agreement, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.0001 per share, of the Fund. Shares issued by the Fund have no preemptive, conversion or subscription rights. Each share of the Fund has equal and exclusive rights to a proportionate share of dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution, except such differences as are attributable to differential class expenses.

Shareholders are entitled to one vote for each dollar of net asset value held and a proportional fractional vote for any fractional dollar amount of net asset value held. Shareholders of the Fund or of a class of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other series of the Trust or other classes of the Fund, respectively.

The assets received by the Trust from the issue and sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account and are to be charged with the expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to the Fund shall be allocated by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and the type of expense and the relative size of the Fund and any other series then in existence.

Each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholders meeting unless otherwise required by the Investment Company Act. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy or approving an investment advisory agreement.

The Board will be a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement and the Investment Company Act, any Trustee may be removed by votes of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Trustees to call a meeting of shareholders for the purpose of the removal of one or more Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.


                          CERTAIN FEDERAL INCOME TAXES

The following discussion and the related discussion in the prospectus have been prepared by the management for the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund based upon their particular circumstances. Goodwin Procter LLP has expressed no opinion in respect thereof.

GENERAL. The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet the following requirements: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are determined under applicable regulations, to be engaged in the same, similar or related trades or business.


As a RIC, the Fund generally will not be subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.


The Fund will also be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

If the Fund fails to qualify for treatment as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. If the Fund did not qualify for treatment as a RIC, shareholders would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.


TAXATION OF CERTAIN MORTGAGE REITS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a shareholder in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


DISTRIBUTIONS. Distributions by the Fund, whether paid in cash or shares, to a U.S. shareholder generally will be taxable as dividends to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes. To the extent that the Fund makes a distribution in excess of current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital with respect to the shares, reducing the U.S. shareholder's tax basis in the shares, and the distribution in excess of the U.S. shareholder's tax basis in the shares will be taxable as gain from the sale of the shares. The rules that provide for taxation of "qualified dividend income" to individuals at net capital gain rates generally will not apply to dividends from the Fund. However, to the extent that the Fund itself has qualified dividend income from a taxable year, dividends from the Fund will be eligible for taxation at the net capital gain rate to individuals if the Fund properly designates such dividends as qualified dividend income. In addition, dividends paid to corporate investors generally will not be eligible for the dividends paid deduction. However, dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations (other than real estate investment trusts), may qualify for the dividends received deduction. Dividends paid by the Fund that are attributable to the Fund's investments in REITs generally will not qualify for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, generally are taxable to shareholders at the applicable long-term capital gains rate (or the rate for unrecaptured Section 1250 capital gains, as applicable and designated by the
Fund), whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.


Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.


DISPOSITION OF SHARES. Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the

Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a percentage as set forth in applicable IRS rules and regulations ("backup withholding") in the case of non-exempt shareholders if the shareholder fails to furnish the Fund with a Form W-9 to certify (1) the shareholder's correct taxpayer identification number or social security number and certain other information, (2) that the shareholder is not subject to backup withholding because the IRS has not notified the shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS , or has been notified by the IRS that he or she is no longer subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE. As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading (typically 4 p.m. Eastern time) on each day the New York Stock Exchange (the "Exchange") is open for trading.

In connection with the determination of the Fund's net asset value, securities that are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average mean price. Options written or purchased by the Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Sub-Adviser. Any modification of the price of a debt security furnished by a pricing service will be made pursuant to procedures adopted by the Trust's Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Board of Trustees.

Generally, trading in U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the Exchange, which will not be reflected in the computation of net asset value. If, during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management and approved in good faith by the Trustees.


For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars furnished by a pricing service approved by the Trustees.

The Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Trust, if any. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. The Fund will be charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust's funds. Subject to the provisions of the Trust's Master Trust Agreement, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to the Fund are conclusive.


REDUCED SALES CHARGES. The Fund's Letter of Intent ("LOI") allows for reduction of the initial sales charge for Class A shares when multiple purchases of Class A shares are combined by taking advantage of the breakpoints in the sales charge schedule. By completing the LOI application, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,000), which, if made at one time would qualify for a reduced sales charge. Any Class A shares owned on the date the LOI is executed may be used as credit toward the completion of the LOI. However, the reduced sales charge will only be applied to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made must be paid. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge.


By signing the LOI application, the Distributor has a security interest in the reserved shares and the Distributor is appointed attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if the undertaking is not fulfilled. The completion of the LOI application is not binding, but the purchase must be completed in accordance with the terms of the LOI to obtain the reduced sales charge. For more information about the LOI, contact the Fund directly or contact an investment professional.

RETIREMENT ACCOUNTS. The Fund currently offers several retirement account options to shareholders, including: traditional IRA, "Rollover IRA", Roth IRA and SEP IRA. The shareholder's employer must establish a plan before the shareholder opens a SEP IRA account. The Fund is also available for investment by other retirement plans. Call 1-877-563-5327 for additional information.

A description of accounts currently offered, applicable service fees and certain limitations on account contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-877-563-5327. The IRA documents contain a disclosure statement that the IRS requires to be furnished to individuals who are adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement account will result in adverse tax consequences. Consultation with a competent financial and tax advisor regarding the foregoing retirement accounts is recommended.


SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the Investment Company Act: (1) for any period during which the Exchange is closed, other than customary weekend or holiday closings, or during which trading on the Exchange is restricted; (2) for any period during which an emergency exists as the result of which the disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.


REDEMPTIONS IN KIND. It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities of the Fund. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities. The Trust has filed an election on Form N-18F-1 with the SEC committing the Fund to pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to any such shareholder during any 90-day period, to the lesser of (a) $250,000 or (b) 1% of the net asset value of the Fund at the beginning of such period. This election is irrevocable while Rule 18f-1 under the Investment Company Act is in effect unless the SEC by order upon application by the Trust permits the Trust to withdraw the election.

                             PERFORMANCE INFORMATION

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the performance of the Fund's investments, and the allocation of expenses among classes. The annual report contains additional performance information and will be made available to investors upon request and without charge.

TOTAL RETURN INFORMATION. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). In addition, the payment of the applicable redemption fee for Class A shares is deducted for returns for the one-year period. There is no sales charge on Class K shares and Class Y shares.


AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)


To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

              n
      P(1 + T) = ERV

Where:      P =     hypothetical initial payment of $1,000.

            T =     average annual total return.

            n = period covered by the computation, expressed in terms of years.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.




AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The Fund may also advertise average annual total return (after taxes on distributions). Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:
                                  n
                            P(1+T) = ATV
                                         D

Where:      P =     a hypothetical initial payment of $1,000.

            T =     average annual total return (after taxes on distributions).

            n =     number of years.

         ATV  =     ending value of a hypothetical $1,000 payment made at the
            D       beginning of the designated period at the end of that
                    period, after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.


The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions

(e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.





AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS). The Fund may also advertise average annual total return (after taxes on distributions and redemption). Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                                 P(1+T)n = ATV
                                              DR

Where:      P =     a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions and redemption).

            n =     number of years.

        ATV   =     ending value of a hypothetical $1,000 payment made at the
           DR       beginning of the periods at the end of the periods (or
                    fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.


The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase-outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.


The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.




CUMULATIVE TOTAL RETURN. Cumulative total return is the aggregate change in value of a hypothetical investment of $1,000 over a particular time period. Cumulative total return is calculated as follows:

      ERV - P =     Cumulative Total Return
      -------
         P

Where:      P =     hypothetical initial payment of $1,000.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

SEC 30-day Yield. The Fund calculates its 30-day (or one month) yield in accordance with the method prescribed by the SEC for mutual funds:

                           6
            Yield=2[(a-b+1) -1]
                     --
                     cd

Where:

            a = Dividends and interest earned during the period;
            b = expenses accrued for the period (net of reimbursements);
            c = average daily number of shares outstanding during the period entitled to receive dividends; and
            d = net asset value per share on the last day of the period.




The Fund's performance figures for each class will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the Fund's returns.

                                  MISCELLANEOUS




The Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


The following portions of the Fund's Annual Report, dated January 31, 2004 are incorporated herein by reference.

      1. Schedules of Investments as of January 31, 2004
      2. Statement of Assets and Liabilities as of January 31, 2004
      3. Statement of Operations for the Year Ended January 31, 2004
      4. Statement of Changes in Net Assets for the Year Ended January 31, 2004
      5. Financial Highlights
      6. Notes to Financial Statements
      7. Report of Independent Auditors

                                     PART C
                                OTHER INFORMATION


ITEM 23. EXHIBITS
         --------

EXHIBIT NO.       EXHIBIT
                  -------

   (a-1)          Master Trust Agreement of Lend Lease Funds dated October
                  28, 1999*

   (a-2)          Amendment No. 1 to Master Trust Agreement**

   (a-3)          Amendment No. 2 to Master Trust Agreement ******

   (b)            Registrant's By-Laws*

   (c)             Sections 4.2(d), 4.2(e), 4.2(f), 4.2(j), 4.2(k), 4.2(m), 4.6,
                  4.7, 6.3, 6.6, 7.1, 7.2, and 7.3 and Article V of the Master Trust Agreement are incorporated herein by reference.

   (d-1) Advisory Agreement between Lend Lease Real Estate Investments, Inc. and Lend Lease Funds**

   (d-2) Sub-Advisory Agreement between Lend Lease Real Estate Investments, Inc. and Lend Lease Rosen Real Estate Securities LLC *******

   (e-1) Distribution Agreement between Lend Lease Funds and Sunstone Distribution Services, LLC**

   (e-2)          Form of Dealer Agreement**

   (e-3)          Inbound Call Management and Fulfillment Services Agreement***

   (e-4) Amended Schedule A to the Inbound Call Management and Fulfillment Services Agreement****

   (e-5) Amended Schedules A and B to the Distribution Agreement between Lend Lease Funds and Sunstone Distribution Services, LLC****

   (f)            None

   (g-1) Custodian Agreement between The Wilmington Trust Company and Lend Lease Funds***

   (g-2) Form of Custodian Agreement between UMB Bank, n.a. and Lend Lease Funds****

   (g-3) Form of Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co., Inc.****

   (h-1) Administration and Fund Accounting Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.***

   (h-2) Transfer Agency Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.***

   (h-3) Amended Schedules A and C to the Administration and Fund Accounting Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.****

   (h-4) Amended Schedule A to the Transfer Agency Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.****

   (h-5) Expense Agreement among Lend Lease Real Estate Investments, Inc., Lend Lease Rosen Real Estate Securities LLC and the Registrant**

   (i)            Opinion of Goodwin, Procter & Hoar LLP**

   (j)            Consent of Independent Auditors (filed herewith)

   (k)            None

   (l)            Initial Capital Agreement**

   (m-1)          Class A shares Plan of Distribution**

   (m-2)          Class K shares Plan of Distribution**

   (m-3)          Form of Shareholder Servicing Agreement**

   (n)            Rule 18f-3 Plan****

   (o)            Reserved

   (p-1)          Registrant's Code of Ethics***

   (p-2)          Code of Ethics of Lend Lease Rosen Real Estate Securities
                  LLC***

   (p-3) Policy Regarding "Access Persons" of Registered Investment Companies of Lend Lease Real Estate Investments, Inc.***

   (p-5) The Registrant has not filed a code of ethics for its principal underwriter Sunstone Distribution Services, LLC ("Sunstone Distribution") because Sunstone Distribution has no access persons as defined in Rule 17j-1 with respect to the Registrant and Sunstone Distribution falls within the exception provided in Rule 17j-1(c)(3).

   (q-1)          Powers of Attorney*****

   (q-2)          Power of Attorney of Scott A. MacKillop


* Incorporated by reference to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085, Investment Company Act File No. 811-09679) filed via EDGAR on November 1, 1999.

**       Incorporated by reference to Pre-Effective Amendment No. 1 to the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085, Investment Company Act File No. 811-09679) filed via EDGAR on February 16, 2000.

***      Incorporated by reference to Post-Effective Amendment No. 1 to the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on July 14, 2000.

****     Incorporated by reference to Post-Effective Amendment No. 2 to the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on December 15, 2000.

*****    Incorporated by reference to Post-Effective Amendment No. 3 to the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on May 31, 2001.

******   Incorporated by reference Post-Effective Amendment No. 4 to the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on May 31, 2002.

******* Incorporated by reference Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on May 30, 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

None.

ITEM 25. INDEMNIFICATION
         ---------------

Article VI of the Registrant's Master Trust Agreement provides that, to the fullest extent permitted by law, the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, expect with respect to matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts, (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         ----------------------------------------------------

Information regarding the business and other connections of the Lend Lease Real Estate Investments, Inc. and Lend Lease Rosen Real Estate Securities LLC are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of each of them as currently filed with the SEC (SEC File Number 801-24771 for Lend Lease Real Estate Investments, Inc., and SEC File number 801-48599 for Lend Lease Rosen Real Estate Securities LLC), which information is incorporated by reference herein.


ITEM 27. PRINCIPAL UNDERWRITERS
         ----------------------

(a) UMB Distribution Services, LLC currently serves as the distributor of the shares of The Marsico Investment Fund, Green Century Funds, Lotsoff Capital Management Equity Trust, Columbus Funds, Inc., SPARX Funds Trust and UMB Scout Funds.

(b) The principal business address of UMB Distribution Services, LLC, the Registrant's distributor, is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. To the best of the Registrant's knowledge, the following are the members and officers of UMB Distribution Services, LLC:

--------------------------------------------------------------------------------
           NAME               POSITIONS AND OFFICES      POSITIONS AND OFFICES
                                 WITH UNDERWRITER           WITH REGISTRANT
--------------------------------------------------------------------------------
Peter Hammond                       President                    None
--------------------------------------------------------------------------------
Christine L. Mortensen              Treasurer                    None
--------------------------------------------------------------------------------
Constance Dye Shannon               Secretary                    None
--------------------------------------------------------------------------------

(c)   None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder, are in the possession of the Registrant, located at 1995 University Avenue, Suite 550, Berkley, California 94704, other than records held and maintained by (i) UMB Bank, n.a., the custodian for Lend Lease U.S. Real Estate Securities Fund, located at 1010 Grand Boulevard, Kansas City, Missouri 64141; and (ii) UMB Fund Services, Inc., the Registrant's administrator and fund accountant, transfer agent, and dividend-paying agent, and UMB Distribution Services, LLC, the Registrant's distributor, each of which is located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301.

ITEM 29. MANAGEMENT SERVICES
         -------------------

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS
         ------------

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley and State of California, on the 28th day of May 2004.

                                    LEND LEASE FUNDS


                                    BY: /s/ Mark A. Hoopes
                                        ---------------------------------------
                                        Mark A. Hoopes
                                        Vice President


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                         Title                     Date
         ---------                         -----                     ----

/s/ William J. Klipp*                     Trustee                May 28, 2004
------------------------
William J. Klipp

/s/ Scott A. MacKillop*                   Trustee                May 28, 2004
------------------------
Scott A. MacKillop

/s/ Kevin Malone*                         Trustee                May 28, 2004
------------------------
Kevin Malone

/s/ Michael A. Torres*               Trustee, President          May 28, 2004
------------------------
Michael A. Torres

/s/ Mark A. Hoopes               Vice President, Treasurer       May 28, 2004
------------------------
Mark A. Hoopes


/s/ Mark A. Hoopes
------------------------
*By Mark A. Hoopes pursuant to Power of Attorney.